UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026 (September 4, 2026)

Warner Music Group Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,
New York, New York , 10019
(Address of principal executive offices, including zip code)

(212) 275-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective July 31, 2026, Warner Music Group Corp. (the “Company”) appointed Louis Dickler as the Acting Chief Financial Officer. In connection with Mr. Dickler’s assumption of additional responsibilities as Acting Chief Financial Officer, on September 4, 2026, Warner Music Inc., a wholly owned subsidiary of the Company (“WMG”) entered into an amendment (the “Amendment”) to Mr. Dickler’s employment agreement (the “Employment Agreement”).

Pursuant to the Amendment, Mr. Dickler will serve as Acting Chief Financial Officer, in addition to his current role as Senior Vice President, Global Controller & Chief Accounting Officer, from July 31, 2026 until a date determined by WMG in its sole discretion that is expected to follow the commencement of employment of a new Chief Financial Officer (the “Transition Period”). Following the end of the Transition Period, Mr. Dickler will continue in his role solely as Senior Vice President, Global Controller & Chief Accounting Officer.

During the Transition Period, Mr. Dickler’s annual base salary will be $1,000,000. Following the Transition Period, his annual base salary will be $650,000 for the remainder of the term of the Employment Agreement. The Amendment also provides that the aggregate pre-tax grant date target value of the long-term incentive award to be granted to Mr. Dickler in January 2027 will be $1,000,000.

The foregoing description of the Amendment is subject to, and qualified in its entirety by, the complete text of the Amendment, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warner Music Group Corp.

Date: September 4, 2026	By:	/s/ Paul Robinson
Paul Robinson
Executive Vice President and General Counsel